Supplement Dated October 3, 1996,
to Prospectus Dated May 1, 1996
Kansas City Life Variable Life Separate Account
Variable Universal Life Contract
Pennsylvania


For contracts sold in the state of Pennsylvania, the prospectus is supplemented as follows:

The first sentence of the fifth paragraph of the Changes in Specified
Amount section which	begins on page 30 is deleted and replaced with the
following:

An increase in the Specified Amount must be at least $100,000 for ages 0-49 and $50,000 for ages 50-80 and an application must be submitted.